Exhibit 99.2
Baxter Announces Pricing of Tender Offers for 2.600% Senior Notes due 2026 and 1.915% Senior Notes due 2027
DEERFIELD, Ill., Dec. 4, 2025 — Baxter International Inc. (NYSE:BAX) (“Baxter” or the “Company”) today announced the consideration payable in connection with the previously announced cash tender offers for the 2026 Notes and 2027 Notes (each as defined below). The table below sets forth the Total Consideration (as defined below) for each series of Notes.

Title of Security	CUSIP Number(1)	Principal Amount Outstanding	U.S. Treasury Reference Security	Bloomberg Reference Page(2)	Reference Yield	Fixed Spread	Early Tender Payment (3)(4)	Total Consideration(3)(4)
2.600% Senior Unsecured Notes due 2026	071813BQ1	$750,000,000	UST 1.500% due Aug. 15, 2026	FIT3	3.713%	+30 bps	$30	$990.50
1.915% Senior Unsecured Notes due 2027	071813CL1; U07181BD; 071813CJ6	$1,450,000,000	UST 4.125% due Jan. 31, 2027	FIT4	3.620%	+40 bps	$30	$976.61
___________
(1)    CUSIPs are provided for the convenience of Holders. No representation is made as to the correctness or accuracy of such numbers.
(2)    The Bloomberg Reference Pages are provided for convenience only. To the extent any Bloomberg Reference Page changes prior to the Price Determination Date (as defined below), the Dealer Managers referred to below will quote the applicable Reference Treasury Security from such updated Bloomberg Reference Page.
(3)    Per $1,000 amount.
(4)    The Total Consideration for Securities validly tendered prior to or at the applicable Early Tender Date (as defined below) and accepted for purchase is calculated using the applicable Fixed Spread and is inclusive of the Early Tender Payment.
The terms and conditions of the Tender Offers (as defined below) are described in the offer to purchase, dated Nov. 19, 2025, as amended by the Company’s press release dated Nov. 19, 2025 (as it may be further amended or supplemented from time to time, the “Offer to Purchase”). Each of the Tender Offers is subject to the satisfaction of certain conditions as set forth in the Offer to Purchase. Baxter is offering to purchase for cash (a) any and all of its 2.600% senior unsecured notes due 2026 (the “2026 Notes”) (the “Any and All Tender Offer”) and (b) a portion of its 1.915% senior unsecured notes due 2027 (the “2027 Notes”) in an aggregate purchase price up to $600 million (such cap, the “Maximum Tender Cap”) (the “Maximum Tender Offer” and, together with the Any and All Tender Offer, the “Tender Offers”). The Company refers investors to the Offer to Purchase for the complete terms and conditions of the Tender Offers.
The “Total Consideration” listed in the table above per $1,000 principal amount of each series of Notes was determined at 10:00 a.m., New York City time, on Dec. 4, 2025. Only holders of Notes who validly tendered and did not validly withdraw their Notes at or prior to 5:00 p.m., New York City time, on Dec. 3,

2025 (the “Early Tender Date”) are eligible to receive the Total Consideration for Notes accepted for purchase. As previously announced, the Company has elected to exercise its right to make payment for the Notes that were validly tendered prior to or at the Early Tender Date and that are accepted for purchase on Dec. 8, 2025 (the “Early Settlement Date”). Holders will also receive accrued and unpaid interest on Notes validly tendered and accepted for purchase from the applicable last interest payment date up to, but not including, the Early Settlement Date (“Accrued Interest”). Because the aggregate purchase price of 2027 Notes validly tendered and not validly withdrawn exceeds the Maximum Tender Cap, any such tendered 2027 Notes will be accepted on a pro rata basis as set forth in the Offer to Purchase, subject to a proration factor of approximately 56%. The Company intends to accept $614,370,000 aggregate principal amount of the 2027 Notes for purchase on the Early Settlement Date. As described further in the Offer to Purchase, any 2027 Notes tendered and not accepted for purchase will be promptly credited to the tendering holder’s account. Since the Maximum Tender Offer was fully subscribed at the Early Tender Date, the Company will not accept for purchase any 2027 Notes tendered after the Early Tender Date on a subsequent settlement date.
Information Relating to the Tender Offers
Each of the Tender Offers is subject to the satisfaction or waiver of certain conditions, which is specified in the Offer to Purchase. The Tender Offers are not conditioned upon the tender of any minimum principal amount of the Securities.
The Offer to Purchase was distributed to holders beginning Nov. 19, 2025. Citigroup Global Markets Inc., BofA Securities, Inc. and J.P. Morgan Securities LLC are the dealer managers for the Tender Offers. Investors with questions regarding the Tender Offers may contact Citigroup Global Markets Inc. at (800) 558-3745 (toll-free), BofA Securities at debt_advisory@bofa.com or by calling toll-free at (888) 292-0070 or collect at (980) 387-3907 or J.P. Morgan Securities LLC at (866) 834-4666 (toll-free) or (212) 834-3554 (collect). D.F. King & Co., Inc. is the tender and information agent for the Tender Offers and can be contacted at (866) 227-7300 (toll-free) or (646) 852-9043 (collect).
None of the Company or its affiliates, their respective boards of directors, the dealer managers, the tender and information agent or the trustee with respect to any series of Securities is making any recommendation as to whether holders should tender any Securities in response to any of the Tender Offers, and neither the Company nor any such other person has authorized any person to make any such recommendation. Holders must make their own decisions as to whether to tender any of their Securities, and, if so, the principal amount of Securities to tender.
The full details of the Tender Offers, including complete instructions on how to tender Securities, are included in the Offer to Purchase. Holders are strongly encouraged to read carefully the Offer to Purchase, including materials incorporated by reference therein, because they will contain important information. The Offer to Purchase may be obtained from D.F. King & Co., Inc., free of charge by calling toll-free at (866) 227-7300 (bankers and brokers can call collect at (646) 852-9043).
This press release shall not constitute an offer to purchase or a solicitation of an offer to purchase the 2026 Notes or the 2027 Notes. The Tender Offers are being made solely pursuant to the Offer to Purchase. In addition, this press release shall not constitute an offer to sell, or a solicitation of an offer to buy, any security, and shall not constitute an offer, solicitation or sale of any securities in any state or jurisdiction in which, or to any persons to whom, such offering, solicitation or sale would be unlawful.

About Baxter
At Baxter, we are everywhere healthcare happens – and everywhere it is going, with essential solutions in the hospital, physician's office and other sites of care. For nearly a century, our customers have counted on us as a vital and trusted partner. And every day, millions of patients and healthcare providers rely on our unmatched portfolio of connected solutions, medical devices, and advanced injectable technologies. Approximately 38,000 Baxter team members live our enduring Mission: to Save and Sustain Lives. Together, we are redefining how care is delivered to make a greater impact today, tomorrow, and beyond.
Forward-Looking Statements
This release includes forward-looking statements. These forward-looking statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: risks and uncertainties related to the completion of the Tender Offers on the anticipated terms or at all, applicable market conditions, the satisfaction of customary closing conditions related to Tender Offers, the Company's ability to achieve the intended benefits of its recent strategic actions, including the sale of the Kidney Care business, business strategy and development activities (including the acquisition Hill-Rom Holdings, Inc. and completion of related integration activities) and cost saving initiatives, or of future long-term financial improvement goals; the impact of global economic conditions (including, among other things, changes in tariffs, taxation, trade policies and treaties, sanctions, embargos, export control restrictions, the potential for a recession, supply chain disruptions, inflation levels and interest rates, financial market volatility, banking crises, the war in Ukraine, the conflict in the Middle East and other geopolitical events, and the potential for escalation of these and other conflicts, the related economic sanctions being imposed globally in response to the conflicts and potential trade wars, global public health crises, pandemics and epidemics, or the anticipation of any of the foregoing, on the Company's operations and on the Company's employees, customers, suppliers, and foreign governments in countries in which the Company operates and the Company’s ability to identify actions to mitigate the impact of those conditions (or to realize the anticipated benefits of any such mitigating actions); demand and market acceptance risks for, and competitive pressures (including pricing) related to, new and existing products and services (including customer response to recent Novum IQ Large Volume Pump (Novum LVP) field actions and the related voluntary ship and installation hold, which may include additional returns or exchanges), challenges and reputational risks associated with converting customers to new or alternative products and challenges with accurately predicting changing customer preferences and future expenditures and inventory levels (including with respect to the impact of the Novum LVP ship and installation hold and what the Company believes to be continuing fluid conservation practices) and with being able to monetize new and existing products and services, the impact of those products and services on quality and patient safety concerns, and the need for ongoing training and support for the Company’s products and services; product development risks, including satisfactory clinical performance and obtaining and maintaining required regulatory approvals (including as a result of evolving regulatory requirements or the withdrawal or resubmission of any pending applications), the ability to manufacture at appropriate scale, and the general unpredictability associated with the product development cycle (which may result in monetary penalties owed to the Company’s suppliers in the event the Company does not place orders at levels contemplated in its contractual arrangements); future actions of, or failures to act or delays in acting by the U.S. Food and Drug Administration, the European Medicines Agency, or any other regulatory body or government authority (including the U.S. Securities and Exchange Commission, Department of Justice, Health Canada or the Attorney General of any state), or any product quality or patient safety issues

(including those related to the Company’s infusion pump category) that could delay, limit or suspend product development, manufacturing, or sale or otherwise lead to product recalls (either voluntary or required by governmental authorities), adverse regulatory site inspection reports, voluntary or official action indicated classifications, labeling changes, launch delays, warning letters, import bans, refusal of a government to grant or the government withdrawal of approvals, clearances, licenses or other marketing authorizations, denial of import certifications, sanctions, seizures, injunctions (including to halt manufacture or distribution), monetary sanctions, criminal or civil liabilities or litigation; the continuity, availability, and pricing of acceptable raw materials and component parts, the Company's ability to pass some or all of any increased costs to its customers through price increases or otherwise, and the related continuity of the Company's manufacturing, sterilization, supply and distribution and those of the Company’s suppliers; failure to accurately forecast or achieve the Company’s short- and long-term financial performance and goals, market and category growth rates, growth rates for the Company's segments, customer demand and related impacts on the Company’s liquidity (including with respect to increased inventory levels); the Company's ability to execute on its capital allocation plans, including the Company's debt repayment plans, the timing and amount of any dividends, share repurchases and divestiture proceeds; future downgrades to the Company's credit ratings or ratings outlooks, or withdrawals by rating agencies from rating the Company and its indebtedness, and the related impact on the Company’s funding costs and liquidity; the Company’s ability to finance and develop new products or services, or enhancements thereto, on commercially acceptable terms or at all; actions by tax authorities in connection with ongoing tax audits (including with respect to transfer pricing matters and the potential issuance of one or more Notice of Proposed Adjustments), the outcome of pending or future litigation (including as a result of customer or supplier disputes) and the sufficiency of any related reserves; fluctuations in foreign exchange and interest rates; the impact of any accounting estimates and assumptions, including with respect to goodwill, intangible assets, or other long-lived asset impairments on the Company's operating results; failures with respect to the Company's quality, compliance or ethics programs; our ability to attract, develop, retain and engage key employees, including as a result of recent organizational or other corporate changes and strategic initiatives and those that may be made in the future, and the occurrence of labor disruptions resulting from labor disagreements under bargaining agreements or national trade union agreements, disputes with works councils or otherwise); inability to create additional production capacity in a timely manner or the occurrence of other manufacturing, sterilization, or supply difficulties, including as a result of natural disaster or severe weather event (such as Hurricane Helene), war, terrorism, global public health crises and epidemics/pandemics, regulatory actions, or otherwise; future actions of third parties, including third-party payors and the Company’s customers and distributors (including group purchasing organizations and integrated delivery networks); breaches and breakdowns affecting the Company's information technology systems or protected information, including by cyber-attack, data leakage, unauthorized access or theft, or failures of or vulnerabilities in the Company's information technology systems or products; the Company’s ability to effectively develop, integrate or deploy artificial intelligence, machine learning and other emerging technologies into the Company’s products, services and operations in a manner that is compliant with existing and emerging regulations and consistent with evolving customer preferences; the impact of physical effects of climate change, severe storms (including Hurricane Helene) and storm-related events; changes to legislation and regulation and other governmental pressures in the United States and globally, including the cost of compliance and potential penalties for purported noncompliance thereof, including new or amended laws, rules and regulations as well as the impact of healthcare reform and its implementation, suspension, repeal, replacement, amendment, modification and other similar actions undertaken by the United States or foreign governments, including with respect to pricing, reimbursement, taxation (including taxation of income, whether with respect to current or future tax reform) and rebate policies; the Company's ability to meet evolving and varied corporate responsibility expectations of the Company's stakeholders, including compliance with emerging and potentially contradictory global sustainability regulations; the ability to protect or enforce the Company's patents or other proprietary rights (including trademarks, copyrights, trade secrets, and know-how) or where the patents of third parties prevent or restrict the Company's manufacture, sale, or use of affected products or technology; and other factors discussed in Baxter's most recent filings on Form 10-K and Form 10-Q and other SEC filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements unless otherwise required by the federal securities laws.
Baxter and Novum IQ are trademarks of Baxter International Inc.
Media Contact:
Stacey Eisen, (224) 948-5353
media@baxter.com
Investor Contact:
Kevin Moran, (224) 948-3085
global_corp_investor_relations@baxter.com
5